UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2005

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On March 30, 2005, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant (“NCMC”), NC Capital Corporation, a direct wholly owned subsidiary of NCMC (“NC Capital”), New Century Credit Corporation, a direct wholly owned subsidiary of the registrant (“NCCC”), and Citigroup Global Markets Realty Corp. (“Citigroup”), entered into Amendment Number Five (the “Citigroup Aggregation Amendment”) to the Amended and Restated Letter Agreement, dated as of October 1, 2004, as amended (the “Citigroup Aggregation Letter Agreement”). The purpose of the Citigroup Aggregation Amendment was to amend the Citigroup Aggregation Letter Agreement to extend the termination date from March 31, 2005 to June 30, 2005. The Citigroup Aggregation Amendment is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On March 30, 2005, New Century Funding SB-1, a Delaware statutory trust and a direct wholly owned subsidiary of NCMC (“NCFSB-1”), and Citigroup entered into Amendment Number Nine (the “Citigroup Repurchase Amendment”) to the Master Repurchase Agreement, dated as of May 30, 2002, as amended (the “Citigroup Repurchase Agreement”). The purpose of the Citigroup Repurchase Amendment was to amend the Citigroup Repurchase Agreement to extend the termination date from March 31, 2005 to June 30, 2005. The Citigroup Repurchase Amendment is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment Number Five to the Amended and Restated Letter Agreement, dated as of March 30, 2005, by and among NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.

10.2	Amendment Number Nine to the Master Repurchase Agreement, dated as of March 30, 2005, by and between New Century Funding SB-1 and Citigroup Global Markets Realty Corp.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

April 4, 2005	By:	/s/ Robert K. Cole
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Amendment Number Five to the Amended and Restated Letter Agreement, dated as of March 30, 2005, by and among NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.

10.2	Amendment Number Nine to the Master Repurchase Agreement, dated as of March 30, 2005, by and between New Century Funding SB-1 and Citigroup Global Markets Realty Corp.